1st Quarter 2023 Financial Results and Update on Operational Progress and Development Programs May 10, 2023 Exhibit 99.2

This presentation contains certain “forward‐looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical or present facts, are forward‐looking statements, including statements regarding our future financial condition, future revenues, projected costs, prospects, business strategy, and plans and objectives of management for future operations, including our plans to submit for regulatory filings, and plans and objectives of management for the commercialization of SKYCLARYS, including anticipated pricing and reimbursement, marketing costs, revenues, licenses (if any) and the production, manufacture and distribution of SKYCLARYS. In some cases, you can identify forward‐looking statements by terminology such as “believe,” “will,” “may,” “might,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “project,” “model,” “should,” “would,” “plan,” “expect,” “predict,” “could,” “seek,” “goal,” “potential,” or the negative of these terms or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are based on our intentions, beliefs, projections, outlook, analyses, or current expectations using currently available information, and are not guarantees of future performance, and involve certain risks and uncertainties. Although we believe that the expectations reflected in these forward‐looking statements are reasonable, we cannot assure you that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements. Any differences could be caused by a number of factors including but not limited to: our expectations regarding the timing, costs, conduct, and outcome of our clinical trials, including statements regarding the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for our product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; our plans to research, develop, and commercialize our product candidates; the success of our launch and commercialization of SKYCLARYS as well as the commercialization of our other product candidates, if approved; our ability to successfully build our commercial infrastructure to manufacture, market and sell our products, including the successful development and implementation of our sales and marketing campaigns for SKYCLARYS; the rate and degree of market acceptance of SKYCLARYS and our other product candidates; our expectations regarding the potential market size and the size of the patient populations for SKYCLARYS and our other product candidates, if approved, for commercial use, and the potential market opportunities for commercializing SKYCLARYS and our other product candidates; our ability to obtain or maintain coverage and reimbursement for SKYCLARYS from third-party payors, such as Medicare, Medicaid, insurance companies, health maintenance organizations and other plan administrators, including whether such payors will reimburse for SKYCLARYS at a price that is profitable to us; product quality, efficacy or safety concerns relating to SKYCLARYS resulting in complaints, adverse events, product recalls or regulatory action; the adequacy of our pharmacovigilance and drug safety reporting processes; the ability of our third-party suppliers and contract manufacturers to manufacture SKYCLARYS at the required quality and quantities and in compliance with applicable laws and regulations; the effect of increased scrutiny by federal, state and foreign national governments on the pricing of pharmaceutical products, including government price controls or other changes in pricing regulation that would restrict the amount we are able to charge for SKYCLARYS and our other product candidates, if approved; our ability to successfully manufacture, market and distribute SKYCLARYS while maintaining compliance with applicable federal and state laws, rules and regulations; our ability to comply with ongoing regulatory requirements with respect to SKYCLARYS (or any product candidate for which we obtain approval in the future) by the FDA, the EMA and other comparable international regulatory authorities; the success of competing therapies that are or may become available, including competing therapies for SKYCLARYS in the treatment of Friedreich’s ataxia; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; the ability to license additional intellectual property relating to our product candidates and to comply with our existing license agreements; our ability to maintain and establish relationships with third parties, such as contract research organizations, contract manufacturing organizations, suppliers, and distributors; our ability to maintain and establish collaborators with development, regulatory, and commercialization expertise; our ability to attract and retain key scientific or management personnel; our ability to grow our organization and increase the size of our facilities to meet our anticipated growth; the accuracy of our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing; our expectations related to the use of our available cash; our ability to develop, acquire, and advance product candidates into, and successfully complete, clinical trials; the initiation, timing, progress, and results of future preclinical studies and developments and projections relating to our competitors and our industry; the impact of governmental laws and regulations and regulatory development in the United States and foreign countries; the impact of the coronavirus disease (COVID‐19) on our clinical trials, our supply chain, and our operations; and other risks and uncertainties, including those described under the heading “Risk Factors” included in our most recent Annual Report on Form 10‐K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission (SEC) on February 24, 2023. Additional factors that could cause actual results to differ materially from our expectations can be found in our Securities and Exchange Commission filings. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward‐looking statements. All forward‐ looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The forward‐looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward‐looking statements, whether as a result of new information, future events, or otherwise. Bardoxolone methyl and cemdomespib are investigational drugs, and their safety and efficacy have not been established by any agency.

Today’s Agenda Opening Remarks | Warren Huff, CEO U.S. Commercial Update | Dawn Bir, Chief Commercial Officer Regulatory Update | Andrea Loewen, SVP, Regulatory Affairs Development Update | Seemi Khan, Chief Medical Officer Development Update | Colin Meyer, Chief Innovation Officer Operational & Financial Update | Manmeet Soni, President, COO & CFO Concluding Remarks | Warren Huff, CEO

SKYCLARYS® Approval 1SKYCLARYS® (omaveloxolone) See Full Prescribing information; FDA: U.S. Food and Drug Administration; FA: Friedreich’s ataxia; HCP: Health care provider; PK: Pharmacokinetics; EMA: European Medicines Agency SKYCLARYS is the first and only FDA approved therapy indicated for patients with FA Encouraging initial demand from patients and HCPs Approximately 500 patient start forms received to date Over 250 unique HCP prescribers Anticipate SKYCLARYS commercial drug supply to be available no later than mid-August 2023 Evaluating strategies to support global label expansion for pediatric patients Plan to request a meeting with FDA to discuss possible label expansion for pediatric patients in Q2 2023 Pediatric PK study evaluating safety, tolerability, and PK of omaveloxolone in FA patients is planned for Q4 2023 Additional pediatric study will be finalized after receiving opinion from EMA scientific advice and FDA feedback Not actual product picture

Neurology Pipeline Updates MAA: Marketing Authorization Application; Nrf2: Nuclear factor-erythroid factor 2-related factor 2; DPNP: Diabetic Peripheral Neuropathic Pain MAA for omaveloxolone for patients with FA in Europe submitted in Q4 2022 Received Day 120 List of Questions (LOQ) On track to submit responses in the third quarter of 2023 We plan to pursue development of our Nrf2 activator platform in additional neurological diseases Plan to initiate a Phase 2 trial of cemdomespib for patients with DPNP in Q3 2023

Bardoxolone and Corporate Updates ESRD: End-stage renal disease; CKD: Chronic kidney disease Kyowa Kirin reported results from AYAME, Phase 3 trial of bardoxolone in patients with diabetic kidney disease Met primary and key secondary endpoints with no significant safety issues No separation in ESRD events after three years We and Kyowa Kirin are discontinuing bardoxolone development activities Saves near-term capital and resources of over $100M previously committed for CKD development  Savings will be used to advance Reata's other programs New non-dilutive $275 million debt facility extends our cash runway through the end of 2026 and anticipated commercial launch of SKYCLARYS puts Reata on a path to self-sustainability

 U.S. Commercial Update

U.S. Market Opportunity and HCP Launch Landscape

Friedreich's Ataxia Patient Opportunity



~6,000
Est. U.S. Prevalence[4]
~5,000
Diagnosed and Linked to HCP[3]
~4,500
Total Addressable Market (TAM)[5]

Total Addressable Market (TAM)

~4,500

Unique patients

Friedreich's Ataxia HCP Treaters



United States
CCRN Centers[1]
Ataxia Centers[2]
High Target HCPs[3]
HCP Targets[3]

Geographically Dispersed HCPs

~2,500

HCP targets treating FA patients

[1]CCRN: Collaborative Clinical Research Network in Friedreich's ataxia, https://curefa.org/network; ; [2]https://www.ataxia.org/neurologists-and-specialty-clinics/; [3]2023 FA Claims analysis; [4]NIH Friedreich Ataxia Fact Sheet (Accessed 2/2023); [5]Estimated addressable market

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U.S. Early Demand Reflects Engaged HCPs and Patients

Patient and HCP communities have awaited a treatment for FA

SKYCLARYS Launch Performance Through May 10

~500 Patient Start Forms Received
by Reata REACH patient services

REACH

>250 Unique Prescribing Physicians
Reflects broad FA prescriber base

- ~80% Neurology
- ~10% Primary Care
- ~10% Other HCP

SKYCLARYS Payer Coverage Progressing as Expected
Payer approval for coverage through medical exception process

SKYCLARYS®
(omaveloxolone) 50 mg capsules


SKYCLARYS
(omaveloxolone) cap
50 mg
50
Rx Only

Not actual product picture

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2023 U.S. Launch Commercial Strategy Establish SKYCLARYS as the first effective and safe treatment approved for Friedreich’s ataxia Communicate the value of SKYCLARYS to HCPs who treat FA Activate FA patients to proactively seek SKYCLARYS treatment Facilitate coverage, access and affordability 1 2 3 Branded HCP and Patient Launch Campaigns Reata REACH Patient Access Patient Enrollment Forms and access program information available at www.reataREACH.com or at 1-844-98-REACH

U.S. Market Access and Sales Force Execution

Neurology Sales Force




Sales Team Efforts
~2,500 U.S. HCP Targets

Our Field Sales Team:

- ✓ Deployed fully trained and experienced U.S. field sales team March 6th
- ✓ ~2,500 sales force target HCPs treat the majority of diagnosed U.S. Friedreich's ataxia patients
- ✓ Drove utilization at each of the nine U.S. FA Centers of Excellence (CCRNs)

Patient Access Team




Payer Policies
Policy decisions anticipated in 2H 2023

Our Market Access Team:

- ✓ 100% of top U.S. payers representing 90% of covered lives have been engaged since FDA approval
- ✓ Launched exclusive specialty pharmacy and patient services program, Reata REACH
- ✓ Supported process for rapid approvals through medical exception and prior authorization while awaiting payer policies

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Regulatory Update

SKYCLARYS Drug Availability NDA supplement submitted in Q2 2023 to add a limit to the drug substance specification for a process impurity observed above the approved specification for unspecified impurities during commercial scale API validation SKYCLARYS drug product manufacturing and testing successfully completed Product availability for commercial distribution dependent on FDA approval of drug substance specification update Collaborative FDA engagement Reviewing supplement as a Prior Approval Supplement (PAS) under an expedited Priority Review Target action date in mid August With Priority Review, FDA indicated approval should come earlier assuming no major deficiencies Supplement content consistent with relevant FDA guidance NDA: New Drug Application; API: Active Pharmaceutical Ingredient Not actual product picture

FDA Review Considerations NDA Supplement Low safety risk Limit below the FDA Qualification Threshold? Detectable? Structure identified? No impact on total impurities? Physical properties unchanged? FDA assesses each impurity specification on a case-by-case basis to determine the potential impact of the impurity on the characteristics of the product FDA guidance documents outline key information needed for this assessment Content of the NDA supplement developed in accordance with guidance NDA PAS Content Consistent with FDA Guidance PAS: Prior Approval Supplement

Omaveloxolone MAA Status CMC: Chemistry, manufacturing, and controls MAA submitted in Europe for omaveloxolone for the treatment of Friedreich’s ataxia in Q4 2022 Received Day 120 List of Questions (LOQ) Primary feedback mechanism regarding EMA’s review of the MAA Day 120 responses primary mechanism for applicant to address noted objections and other concerns EMA separates comments in “major” and “other” categories Major questions are related to clinical topics and quality Justification required for labeling content, including indicated patient population and suitability of warnings and precautions, and robustness of efficacy results as supported by totality of evidence Further detail regarding quality attributes of the drug substance and drug product On track to submit responses in the third quarter of 2023

Pediatric Expansion Plans

Omaveloxolone Plans for Pediatric Studies in FA PIP: Pediatric investigation plan Evaluating strategies to support global label expansion for pediatric patients Pediatric development plans in Europe Received positive opinion on PIP from the Pediatric Committee Based on agreement in the PIP, request for scientific advice seeking additional input on study protocol design was recently submitted Pediatric development plans in U.S. Plan to request a meeting with FDA to discuss possible label expansion for pediatric patients in Q2 2023 Pediatric PK study evaluating safety, tolerability, and PK of omaveloxolone in FA patients is planned for Q4 2023 Additional pediatric study will be finalized after receiving opinion from EMA scientific advice and FDA feedback

Neurology Pipeline Updates

Nrf2 Activator Pharmacology May be Applicable to a Broad Set of Neurological Diseases

Mitochondrial dysfunction, neuroinflammation, and neurodegeneration are common features of neurological diseases

Genetic or pharmacologic activation of Nrf2 has demonstrated activity in multiple preclinical models that demonstrate effects on:

- Mitochondrial function
- Neuroinflammation
- Neurodegeneration
- Movement and coordination
- Memory
- Survival

Genetic studies in people have linked Nrf2 to susceptibility and/or progression of several diseases, including PD, PSP, PPMS, ALS, epilepsy, and Alzheimer’s disease



Cerebral cortex
(executive function)
Frontotemporal dementia
Hippocampus
(memory)
Alzheimer’s disease
Basal ganglia
(movement, reward)
Progressive Supranuclear Palsy
Parkinson’s disease
Huntington’s disease
Cerebellum
(balance, movement)
Ataxias
Brain stem & spinal cord
(basic body function, motor neurons)
Amyotrophic lateral sclerosis

Wilkins et. al. Front Immunol 2017; Delatycki et al. Neurobiol Dis. 2019; Kaidery et al. Antioxid Redox Signal. 2013; Dinkova-Kostova et al. Biochem Soc Trans. 2015; Bartolome et al. Sci Rep. 2017; Yang et al. PLoS One. 2009; Stack et al. Free Radic Biol Med. 2010; Neymotin et al. Free Radic Biol Med. 2011; Dumont et al. J Neurochem. 2009; Shekh-Ahmad et al. Brain. 2018; Shekh-Ahmad et al. Redox Biol. 2019; Kim et al. Cells. 2019; Kim et al. Antioxidants 2020; Kim et al. Int J Mol Sci. 2019; Kim et al. Antioxidants 2021

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Overview & Status of Next Generation Nrf2 Activator Program ADME: absorption, distribution, metabolism, and excretion; PK: Pharmacokinetics; IND: Investigational New Drug Application Have advanced two next generation Nrf2 activators, RTA 415 and RTA 417, to IND-directed studies Structure-activity relationship data well understood Molecules selected from library of > 800 internally generated molecules Non-clinical profiles support advancement to clinical studies Broad activity in systemic and CNS models of inflammation, autoimmune disease, and neurodegeneration Appropriate ADME/PK properties Dose-ranging toxicology studies demonstrate expected profile Late-stage IND-directed studies underway or planned Anticipate IND filings in 2024 for both molecules

Cemdomespib: Hsp90 Modulator for DPNP

Cemdomespib (RTA 901) is a highly potent and selective, oral, small-molecule modulator of Hsp90

- Differentiated from N-terminal Hsp90 inhibitors and promotes mitochondrial function
- Active in preclinical models of painful and insensate diabetic neuropathy[1]

DPNP is a serious complication of diabetes[2-4]

- Associated with substantial morbidity, including often debilitating peripheral neuropathic pain
- Approximately 4 million patients in the U.S. are affected with moderate or severe DPNP

Phase 1 studies in healthy volunteers complete

- Well tolerated with no safety signals, drug discontinuations, or SAEs
- Demonstrated an acceptable profile

Binding at the C-terminus Induces Cytoprotective Activity


Cemdomespib
No inhibition of protein folding activity
Hsp70
Active HSF1
Increased transcription of cytoprotective genes (eg, Hsp70)
nucleus

[1]Burlison J.A., *J Am Chem Soc.* 2006; [2]Xu L., *Anesth Analg.* 2022; [3]Price R., *Neurology.* 2022; [4]U.S. Food and Drug Administration. The Voice of the Patient Neuropathic Pain Associated with Peripheral Neuropathy. February 2017.
SAE: Serious adverse event

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Cemdomespib: Phase 2 Trial Design Randomized, double-blind, placebo-controlled, two-part, 12-week Phase 2 trial of cemdomespib in patients with DPNP Objective is to assess pain using the numeric pain rating scale (NPRS) Plan to enroll 192 patients in each of Part 1 and Part 2 Patients allowed to take up to 1 standard of care medication (duloxetine, pregabalin, gabapentin) Must not have achieved adequate pain control upon entry with NPRS pain intensity score ≥ 4 on a 0-10 point scale at screening Primary endpoint: Change in average pain intensity assessed by NPRS at Week 12 Plan to initiate the study in Q3 2023

Bardoxolone Update

AYAME Purpose and Design Conducted to determine if eGFR improvements translate to reductions in ESRD Phase 3, randomized, double-blind, placebo-controlled trial in diabetic kidney disease Enrolled patients with advanced CKD (eGFR of ≥15.0 to <60.0 mL/min/1.73 m2) Treatment duration of 3 to 4 years with 16 week off-treatment period Primary endpoint: time to onset of a ≥ 30% decrease in eGFR from baseline or ESRD eGFR: Estimated glomerular filtration rate 3-4 Year Treatment Period 16-Week Post-treatment Observation Period Bardoxolone Placebo Off Study Drug Enrollment/ Randomization ≤4 Week Screening Period

AYAME Efficacy Results Primary and key secondary composite endpoints demonstrated statistical significance favoring bardoxolone Driven by reductions in 30% and 40% eGFR decline events No separation in ESRD events AYAME data showing improvements in eGFR-based endpoints without a trend in ESRD pose a significant regulatory challenge We and Kyowa Kirin are terminating our bardoxolone CKD programs

Safety data provide important data for the broader Nrf2 activator class Renal safety: no evidence of hyperfiltration or adverse renal safety CV safety: no evidence of adverse CV safety with no imbalances in Deaths Adjudicated CV events SAEs Fluid overload events Blood pressure Liver safety: no evidence of drug-induced livery injury AE profile consistent with established safety profile AYAME Safety Overview CV: Cardiovascular; AE: Adverse event

Operational and Financial Updates

Operational Update Drug product manufacturing completed Packaging and labeling of SKYCLARYS bottles completed Anticipate SKYCLARYS commercial drug supply availability through the specialty pharmacy no later than mid-August 2023, subject to regulatory approval Ramped up production activities for the resupply of omaveloxolone for label expansion and global expansion activities

EU Update Continuing build-up of our EU infrastructure following submission of our MAA for omaveloxolone in Q4 2022 Hired EU headquarter leadership team: commercial, marketing, market access, medical affairs, and supply chain activities Initiated marketing activities, global value messaging, and health technology assessment work-streams for EU countries Selected 3PL (third-party logistics) partner for product distribution If approved in Europe, planning European commercial launch for omaveloxolone in Q2 2024

BXLS Amendment Update BXLS: Blackstone Life Sciences Amended BXLS development agreement Removes all obligations for bardoxolone development and commercialization Removes restrictions on any new debt Removes restrictions on licensing any assets Released all prior security interests granted to BXLS Provides a low, single-digit royalty on net sales of omaveloxolone for FA Saves near-term capital and resources of over $100M previously committed for CKD development Savings will be used to advance Reata's other programs

Financial Update Completed $275 million debt financing agreement Initial tranche of $75 million to be funded on May 12, 2023 Second tranche of $50 million after meeting certain regulatory or production requirements Two final tranches of $75 million each to be borrowed based on commercial sales milestones (last tranche at the option of Reata) Interest rate of SOFR+7.5% Quarterly interest-only payments for three years Quarterly amortization over the following two years Plan to monetize rare pediatric disease priority review voucher Extends our cash runway through the end of 2026 Non-dilutive $275 million debt facility, cost savings from funds earlier planned for bardoxolone, and anticipated commercial launch of SKYCLARYS puts Reata on a path to self-sustainability SOFR: Secured overnight financing rate

Financial Summary 1Excludes stock-based compensation expenses; 2Excludes various adjustments, including stock-based compensation expenses, non-cash interest expense from liability related to sale of future royalties; see the next slide for a reconciliation between GAAP and non-GAAP measures. GAAP: Generally Accepted Accounting Principles; M: Million SKYCLARYS Intellectual Property Composition of Matter patents granted in U.S., Europe, Japan, China, and more than 20 other territories Could be extended 14 years post approval to 2037 in U.S. Could be extended as late as 2038 in Europe Key Items at March 31, 2023 Cash and marketable securities $321.0M Total shares 37,527,751 33,010,817 class A shares outstanding 4,516,934 class B shares outstanding No outstanding funded debt as of March 31, 2023

Reconciliation of GAAP to Non-GAAP Financial Measures

Concluding Remarks

Reata at a Glance With SKYCLARYS approval Reata is transitioning into a commercial enterprise Encouraging initial demand from patients and HCPs Drug availability expected no later than mid-August 2023 MAA for omaveloxolone under review in the EU Phase 2 trial of cemdomespib in patients with DPNP anticipated to begin in 3Q23 Plan to pursue development of our Nrf2 activator platform in additional neurological diseases Strong balance sheet supporting cash runway through the end of 2026 Worldwide commercial rights to all pipeline assets Robust IP protection for SKYCLARYS and cemdomespib SKYCLARYS Neurology Pipeline Global Opportunity IP: Intellectual Property

Thank you